UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported):    August 18, 2004

Vitesse Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19654	77-0138960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

741 Calle Plano, Camarillo, California 93012
(Address of principal executive offices)

(805) 388-3700
(Registrant’s Telephone Number, Including area code)

Item 9. Regulation FD Disclosure

On August 18, 2004, Vitesse Semiconductor Corporation issued a press release announcing its repurchase of its convertible subordinated debentures due March 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Exhibit Index

Exhibit No	Description

99.1	Press release of Vitesse Semiconductor Corporation dated August 18, 2004.

SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2004
VITESSE SEMICONDUCTOR CORPORATION

By:	/s/ Eugene F. Hovanec

Name: Eugene F. Hovanec
Name: Chief Financial Officer